AMENDED AND RESTATED

                                PLEDGE AGREEMENT

     For good and valuable consideration and intending to be legally bound, GREGORY A. PRATT ("Pledgor") hereby assigns, pledges and grants to OAO TECHNOLOGY SOLUTIONS, INC. a Delaware corporation ("Lender"), a security interest in the shares of capital stock and/or other securities of Lender, now owned by or standing in the name of Pledgor or in which Pledgor has a legal or beneficial interest, which are described on Schedule A attached hereto and made a part hereof (collectively, the "Securities"), together with all (a) additional property issued by Borrower from time to time acquired by Pledgor in any manner, and the certificates or instruments representing such additional property, and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional property; and (b) cash and non-cash proceeds, distributions, additions, substitutions, exchanges, redemptions and replacements of, on or by reason of any of the foregoing (collectively, the "Collateral"), as security for the payment and performance of all indebtedness, liabilities and obligations of Borrower (primary, secondary, direct, contingent, related, unrelated, sole, joint or several) to Lender, whether for principal, interest, fees, expenses or otherwise, (the "Obligations"), arising under that certain promissory note, dated of even date herewith, issued by Borrower in the principal amount of $2,932,500 (the "Note"), all on the following terms and conditions.

     A. Representations and Warranties. Pledgor represents and warrants that:

          1. Pledgor has good title to the Securities free and clear of all liens and encumbrances except the security interest created hereby.

          2. Pledgor has delivered to Lender all stock certificates representing or evidencing the Securities, accompanied by corresponding assignment or transfer powers duly executed in blank by Pledgor, and this Pledge Agreement and such powers have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms; and the pledge of the Securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the Securities securing payment of the Obligations.

          3. No authorization, approval, consent, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other person or entity is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     B. Negative Pledge. Pledgor agrees not to (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except the security interest under this Pledge Agreement.

     C. Additional Collateral. Prior to the full payment and performance of the Obligations, Pledgor shall pledge hereunder, as additional Collateral, and shall forthwith transfer and deliver to Lender immediately upon acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of Borrower and any other property of any kind received, receivable, or otherwise distributed or distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation or otherwise with the sole exception of normal, regularly declared cash dividends or cash interest payments (as the case may be) paid in respect of the Collateral.

     D. Pledgor's Rights in the Pledged Collateral Before Default. So long as no Event of Default (as such term is defined in the Note) shall have occurred and be continuing and Pledgor is in full compliance with the terms hereof:

          1. Pledgor shall be entitled to receive and retain any normal, regularly declared cash dividends or cash interest payments (as the case may be) paid in respect of the Collateral, if such dividends and payments are permitted under the Loan Documents.


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


          2. Pledgor may exercise all voting rights, if any, pertaining to the Collateral for any purpose not inconsistent with the terms hereof or of the Obligations or Loan Documents. In the event any Collateral has been transferred into the name of Lender or a nominee or nominees of Lender prior to the occurrence of such Event of Default, Lender or its nominee shall execute and deliver upon request of Pledgor an appropriate proxy in order to permit Pledgor to vote, if applicable, the same.

     E. Further Assurances. Pledgor shall from time to time promptly take all actions (and execute, deliver and record all instruments and documents) necessary or appropriate or requested by Lender, to continue the validity, enforceability and perfected status of the pledge of the Collateral hereunder or to enable Lender to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral.

     F. Lender's Duties Toward Collateral. Lender shall be under no obligation to take any actions and shall have no liability (except for gross negligence or willful misconduct) with respect to the preservation or protection of the Collateral or any underlying interests represented thereby as against any prior or other parties. In the event Pledgor requests that Lender take or omit to take action(s) with respect to the Collateral, Lender may refuse so to do with impunity if Pledgor does not, upon request of Lender, post sufficient, creditworthy indemnities with Lender which, in Lender's sole discretion, are sufficient to hold it harmless from any possible liability of any kind in connection therewith.

     G. Waivers by Pledgor. Pledgor agrees that Lender, at any time and without affecting its rights in the Collateral and without notice to Pledgor, may grant any extensions, releases or other modifications of any kind respecting the Loan Documents, the Obligations and any Collateral. Pledgor, except as otherwise provided herein or in the Loan Documents, waives all notices of any kind in connection with the Obligations, the Loan Documents and any changes therein or defaults or enforcements proceedings thereunder, whether against Pledgor or any other party. Pledgor hereby waives any rights it has at equity or in law to require Lender to apply any rights of marshalling or other equitable doctrines in such circumstances.

     H. Remedies Upon Default. After the occurrence of any Event of Default (as defined in the Loan Documents) or if any representation, warranty or agreement of Pledgor hereunder is breached or proves to be false, erroneous or misleading in any material respect:

          1. Lender may transfer or cause to be transferred any of the Collateral into its own or a nominee's or nominees' names.

          2. Lender shall be entitled to receive and apply in payment of the Obligations any cash dividends, interest or other payment on the Collateral.

          3. Lender shall be entitled to exercise in Lender's discretion all voting rights, if any, pertaining to the Collateral, and in connection therewith and at the written request of Lender, Pledgor shall promptly execute any appropriate dividend, payment or brokerage orders or proxies.

          4. Pledgor shall promptly take any action necessary or required or requested by Lender, in order to allow Lender fully to enforce the pledge of the Collateral hereunder and realize thereon to the fullest possible extent including, but not limited to, the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party.

          5. Lender shall have all the rights and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time in Delaware, under any other statute or the common law, or under any of the Loan Documents, including without limitation the right to sell the Collateral or any portion thereof at one or more public or private sales upon ten (10) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including without limitation the payment of all Lender's reasonable attorneys' fees in connection with the Obligations and the sale, to the payment of the Obligations in any manner or order which Lender in its sole discretion may elect, without further notice to or consent of Pledgor and without regard to any equitable principles of marshalling or other like equitable doctrines.


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


          6. Lender may increase, in its sole discretion, but shall not be required to do so, the Obligations by making additional advances or incurring expenses for the account of Pledgor deemed appropriate or desirable by Lender in order to protect, enhance, preserve or otherwise further the sale or disposition of the Collateral or any other property it holds as security for the Obligations.

     I. Dispositions of Collateral. Pledgor recognizes that Lender may be unable to effect a sale to the public of all or part of the Collateral by reason of certain prohibitions or restrictions in the federal or state securities laws and regulations (collectively, the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be required to agree to acquire the Collateral for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Pledgor agrees that any sales(s) so made may be at prices and on other terms less favorable to Pledgor than if the Collateral was sold to the public, and that Lender has no obligation to delay sale of the Collateral for period(s) of time necessary to permit the issuer thereof to register the Collateral for sale to the public under any of the Securities Laws. Pledgor agrees that negotiated sales whether for cash or credit made under the foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Pledgor shall cooperate with Lender and shall satisfy any requirements under the Securities Laws applicable to the sale or transfer of the Collateral by Lender.

     In connection with any sale or disposition of the Collateral, Lender is authorized to comply with any limitation or restriction as it may be advised by its counsel is necessary or desirable in order to avoid any violation of applicable law or to obtain any required approval of the purchaser(s) by any governmental regulatory body or officer and it is agreed that such compliance shall not result in such sale being considered not to have been made in a commercially reasonable manner nor shall Lender be liable or accountable by reason of the fact that the proceeds obtained at such sale(s) are less than might otherwise have been obtained.

     Lender may elect to obtain the advice of any independent nationally-known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Lender, in its sole discretion, may elect to sell on such credit terms which it deems reasonable.

     J. Lender's Expenses. Pledgor shall pay Lender on demand all costs and expenses incurred by Lender (including, without limitation, counsel fees and expenses) in connection with (i) the preparation, negotiation, and closing of this Pledge Agreement, and any modifications hereto, (ii) the custody, preservation, sale or collection or realization of the Collateral, and (iii) the exercise or enforcement of Lender's rights hereunder.

     K. Successors and Assigns. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns and shall be governed as to its validity, interpretation and effect by the laws of the State of Delaware; and any terms used herein which are defined in the Uniform Commercial Code as enacted in Delaware shall have the meanings therein set forth.

     L. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Lender in the exercise of any right, power, or remedy under this Pledge Agreement or any of the Loan Documents shall under any circumstances constitute or be deemed to be a waiver thereof, or prevent the exercise thereof in that or any other instance.

     M. Attorney-in-Fact. Pledgor hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Pledgor or otherwise, from time to time in Lender's discretion and at Pledgor's expense, to take any action and to execute, deliver and record any instruments or documents in connection with the Collateral which Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement including, without limitation, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest, or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Lender shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for gross negligence or willful misconduct.

     N. Entire Agreement. This Pledge Agreement, and all agreements and instruments to be delivered by the parties pursuant hereto or in connection herewith, represent the entire understanding of the parties with respect to the subject matter hereof. Except as otherwise indicated, all agreements defined herein refer to the same as from time to time amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the legality, validity or enforceability of the remainder hereof.

     P. Joint and Several Obligations. If more than one Pledgor signs this Pledge Agreement, all references herein to Pledgor shall include all such Pledgors and each shall be jointly and severally bound by the terms and provisions hereof.

     Q. Notices. All notices, demands or other communications required or permitted hereunder shall be in writing and shall be given as provided in the Note, using Pledgor's address as indicated below.

     R. Partial Releases; Termination. Any of the Collateral may be released from this Pledge Agreement without altering, varying, or diminishing in any way this Pledge Agreement or the security interest granted hereby as to the Collateral not expressly released, and this Pledge Agreement and such security interest shall continue in full force and effect as to all of the Collateral not expressly released. This Pledge Agreement and Lender's rights in the Collateral shall cease, terminate and be void upon the repayment in full of the Obligations. Upon such repayment and termination, Lender shall execute such documents as may reasonably be required by Pledgor to release Lender's security interest in the Collateral.

     S. Amended and Restated.This Pledge Agreement has been amended and restated to accurately reflect the agreement between the Pledgor and Lender as approved by the Board of Directors of the Lender.

     IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the 14th day of July 1999.


WITNESS OR ATTEST:                          PLEDGOR:


------------------                          ---------------------------
                                            Name:      Gregory A. Pratt


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


                                   Schedule A

                        Description of Pledged Securities

--------------------------------------------------------------------------------------------------------------
                                                Stock Certificate    No. of Shares       Percentage of Issued
    Issuer                 Class of Stock               No.                                     Shares
--------------------------------------------------------------------------------------------------------------
OAO Technology              Common Stock                                750,000                   5%
Solutions, Inc.
--------------------------------------------------------------------------------------------------------------


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